Exhibit 10(b)









                   AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT
                   ------------------------------------------------


                       AMENDMENT NO. 1, dated as of July 11, 1994 (this
             "Amendment"), to the Registration Rights Agreement, dated as of July 7, 1992 (as amended by this Amendment, the "Regis-tration Rights Agreement"), among Kendall International, Inc., a Delaware corporation formerly named CDK Holding Corporation (the "Company"), and The Clayton & Dubilier Private Equity Fund IV Limited Partnership, a partnership organized under the laws of Connecticut, Joseph Littlejohn & Levy Fund, L.P., a partnership organized under the laws of Delaware, Mutual Series Fund Inc., FIMA Finance Management Inc., Leeway & Co., Richard A. Gilleland and Carrie Gilleland, and The Clayton & Dubilier Private Equity Fund III Limited Partnership, a partnership organized under the laws of Connecticut.

                       WHEREAS, one or more of the parties to or bene-
             ficiaries of the Registration Rights Agreement that are partnerships may distribute Warrants and/or Reallocation Certificates (as each such term is defined in the Registra-tion Rights Agreement) held by them to their respective partners; and

                       WHEREAS, the parties to the Registration Rights
             Agreement desire to extend the rights and obligations under the Registration Rights Agreement to such partners with respect to the Warrants, Common Stock issuable upon exercise of Warrants and Common Stock issuable upon exercise of Reallocation Certificates that may be held by such partners;

                       NOW, THEREFORE, in consideration of the premises
             and the mutual agreements contained herein, the parties hereto hereby agree as follows:

                       SECTION 1.  Defined Terms.  Unless otherwise
                                   -------------
             defined in this Amendment, terms used herein that are defined in the Registration Rights Agreement are so used as so defined.

                       SECTION 2.  Amendments to the Registration Rights
                                   -------------------------------------
             Agreement.  The Registration Rights Agreement is hereby
             ---------
             amended as follows:

                       The definition of "Permitted Transferee" in Sec-
             tion 1.1 of the Registration Rights Agreement is hereby amended by deleting the word "or" preceding clause (vi) of such definition, inserting the words "or (vii) with respect to Warrants, Reallocation Certificates or shares of Common Stock issuable upon exercise of Warrants or Reallocation Certificates, the partners of a partnership that is such Person;" after the semi-colon following clause (vi) thereof and deleting the words "clauses (i) through (vi)" in the final proviso to such definition and inserting in lieu thereof the words "clauses (i) through (vii)".

                       SECTION 3.  Effectiveness of Amendment.  This
                                   --------------------------
             Amendment shall become effective as of the date hereof upon the execution of a counterpart of this Amendment by the Holders of not less than 95% of the Common Stock constitut-ing Registrable Securities and the Holders of a majority of Warrants.

                       SECTION 4.  Continuing Effect of the Registration
                                   -------------------------------------
             Rights Agreement.  This Amendment shall not constitute an
             ----------------
             amendment or waiver of any provision of the Registration Rights Agreement except solely to the extent expressly stated herein. Except as expressly amended hereby, the provisions of the Registration Rights Agreement are and shall remain in full force and effect.

                       SECTION 5.  Miscellaneous.  This Amendment may be
                                   -------------
             executed in any number of counterparts by the parties hereto, each of which counterparts when so executed shall be an original, but all counterparts taken together shall constitute one and the same instrument. The descriptive headings of the several Sections of this Amendment are inserted for convenience only and do not constitute a part of this Amendment. The Registration Rights Agreement as amended hereby contains the entire understanding of the parties thereto and hereto in respect of the subject matter contained therein and herein and the transactions contem-plated thereby and hereby. There are no restrictions, agreements, promises, representations, warranties, covenants or undertakings with respect to the subject matter thereof or hereof, other than those expressly set forth or referred to therein or herein. The Registration Rights Agreement as amended hereby supersedes all prior agreements and under-standings between the parties thereto and hereto with respect to the subject matter thereof and hereof. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE

























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









             WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO APPLICABLE PRINCIPLES OF CONFLICT OF LAWS.


                       IN WITNESS WHEREOF, the parties hereto have caused
             this Amendment to be executed and delivered by their respec-tive duly authorized officers or representatives as of the date first above written.


                                      JOSEPH LITTLEJOHN & LEVY
                                        FUND, L.P.

                                      By:  JLL ASSOCIATES LP.,
                                             General Partner


                                      By:
                                           -------------------------
                                           Name:
                                           Title:  General Partner


                                      THE CLAYTON & DUBILIER PRIVATE
                                        EQUITY FUND IV LIMITED
                                        PARTNERSHIP

                                      By:  CLAYTON & DUBILIER ASSOCIATES
                                             IV LIMITED PARTNERSHIP,
                                             General Partner


                                      By:
                                           -------------------------
                                           Name:
                                           Title:  General Partner


                                      FIMA FINANCE MANAGEMENT INC.


                                      By:
                                           -------------------------
                                           Name:
                                           Title:




























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










                                      LEEWAY & CO.

                                      By:  STATE STREET BANK AND TRUST
                                             COMPANY


                                      By:
                                           -------------------------
                                           Name:
                                           Title:


                                      MUTUAL SERIES FUND INC.


                                      By:
                                           -------------------------
                                           Name:
                                           Title:


                                      RICHARD A. GILLELAND



                                      ------------------------------


                                      CARRIE GILLELAND



                                      ------------------------------



                                      THE CLAYTON & DUBILIER PRIVATE
                                        EQUITY FUND III LIMITED
                                        PARTNERSHIP

                                      By:  CLAYTON & DUBILIER ASSOCIATES
                                             III, LIMITED PARTNERSHIP,
                                             General Partner


                                      By:
                                           -------------------------
                                           Name:
                                           Title:  General Partner

























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









                            ACKNOWLEDGMENT BY THE COMPANY

                       The undersigned hereby acknowledges the foregoing
             Amendment No. 1 to the Registration Rights Agreement and agrees that it shall be bound by the Registration Rights Agreement as so amended.

                                      KENDALL INTERNATIONAL, INC.



                                      By:
                                           -------------------------
                                           Name:
                                           Title:




















































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